SCHEDULE 14A INFORMATION
                          ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12


                     TEDA TECHNOLOGIES INTERNATIONAL INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             Board of Directors - Teda Technologies International Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   ---------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

   ---------------------------------------------------------------------------

   5)  Total fee Paid:

   ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1)  Amount Previously Paid:

   ---------------------------------------------------------------------------

   2)  Form, Schedule or Registration Statement No.:

   ---------------------------------------------------------------------------

   Filing Party:

   ---------------------------------------------------------------------------

   Date Filed:

   ---------------------------------------------------------------------------

                     TEDA TECHNOLOGIES INTERNATIONAL INC.

                   Unit #10, 8980 Fraserwood Court, Burnaby,
                        British Columbia, Canada V5J 5H7

                                 PROXY STATEMENT

                      For the Annual Meeting of Shareholders
                           to be held on April 10, 2002


This Proxy Statement and the accompanying proxy are furnished to the shareholders of Teda Technologies International Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2002 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, April 10, 2002, beginning at 10:30am at the Company's headquarters, located at Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada V5J 5H7. The Annual Report of the Company for the year ended June 30, 2001, the Notice of Annual Meeting, this Proxy Statement and the enclosed proxy were initially mailed to the shareholders on or about March 31, 2002. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors and FOR approval of Moen & Company as the independent auditors of the Company and FOR approval of Foley & Lardner as the Company's North American outside counsel and Xianbin Yin of Tianjin Teda Law Firm as Chinese counsel. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Broker non-votes are deemed to be not present for the purposes of determining whether a quorum exists.

Shareholders of record as of the close of business on January 31, 2002 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on January 31, 2002, there were 16,697,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall consist of between one and five members, with the exact number of directors between one and five to be determined by the Board of Directors. The Board of Directors has set the number of directors at five, and there are currently five members of the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

Five directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR the following nominees: Jun Zhou, Jinfeng Hu, Steve Dadson, Edward Chen and Richard Wang.
Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Each nominee is currently a member of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the two nominees for election to the Board of Directors is set forth below.

                 NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Jun Zhou - Chairman, President and Director

Mr. Zhou graduated in 1990 from Tianjin Finance and Economic College with a Bachelors Degree specializing in international trading. He formed and operated Flydragon Shipping and Forwarding. In 1994 he formed Tianjin Eastern Shipping Co. Ltd. which specializes in international shipment of goods. He has established joint ventures with the Beijing city government and Hubei Province authorities.

In 1999, Mr. Zhou received his Masters Degree in Finance and Economics from China People's University in Beijing. He has served as President and Chairman of Teda Technologies International Inc since February 2001.

Edward Chen - Vice Chairman, Secretary, Treasurer and Director

Mr. Chen is a Chinese citizen and, since March 1998, a Canadian landed immigrant. He is an engineering graduate from the University of Ministry of Post and Telecommunications. From 1985 to 1994 Mr. Chen was an Information Technology specialist with China Telecom in Tianjin, China. In 1994, he commenced his own business in Tianjin in the freight forwarding industry. From 1995 to the present, he has been a director of the Yu Cheung Group of Tianjin which has interests in Internet and media areas. Since his immigration to Canada, he has established a Canadian component of Yu Cheung Group and established a building materials export company specializing in moving Canadian products to China. Mr. Chen was appointed as a Vice President and Director of Teda in March 2001.

Stephen Dadson LL.B, B.Sc. - Chief Executive Officer and Director

Mr. Dadson is a seasoned China businessmen having started as early as 1982 when he acted for clients wishing to expand their businesses to include activity in China. Mr. Dadson received his undergraduate degree from the University of Manitoba and Law degree from the University of British Columbia in 1972. Mr. Dadson practiced commercial and securities law for many years from Vancouver. In 1986, Mr. Dadson left full-time practice to become CEO of a resource based company sponsored by a large European insurance group.

In 1990, Mr. Dadson and a Chinese partner began a food and beverage manufacturing and distribution business in China, Hansen Corinco Group, which now has expanded to include real estate development, hospitality and commodity trading divisions.

Mr. Dadson's experience has been conceiving and setting up new businesses in China. Mr. Dadson has been primarily active in the IT business in China over the last several years. During much of 1999, Mr. Dadson was the CEO of a Chinese Education Service Provider, which worked closely with China's Ministry of Information Industries and the Ministry of Education. During 2000, Mr. Dadson has been working hand in hand with Teda to develop the core business elements of Teda where he is presently the CEO. Mr. Dadson was appointed CEO and a Director of Teda in October 2001.

Richard Wang - Director

Richard Wang, a Canadian citizen residing in Vancouver, Canada, has been engaged in several businesses including marketing of health food products and general merchandise in Canada, the US and Asia. He has been involved in all aspects of new product research and development including water-resistant and child-resistant electronic lighters and has filed a patent for this new invention in the USA, Canada and Asia. For the last two years he has been developing Internet business opportunities in Canada and Asia. Mr. Wang was appointed COO and Director of Teda in March 2001.

Yinfeng Hu - Director

Jinfeng Hu is a 1992 graduate from the Tianjin Economic Management College. Since then, she has been director of marketing at Tianjin Teda Eastern Group, a real estate development organization. She has been a director with Teda Technologies International since February 2001.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

The Board of Directors met once in 2001. Each director has attended all of the meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

Reports under Section 16(a) of the Exchange Act

Pursuant to Rules 16a-2(a) and 16b-3(a), the Company's directors, executive officers and principal shareholders were required to file an initial Form 3. Annual Form 5s were filed on March 22, 2002 and Form 4 revisions filed on March 25, 2002

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of January 31, 2002. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.

                                                                    Number of
                                                                    Shares
                                      Director                      Beneficially       Percent
Name                Since             Address                       Owned              of Class
-----------         -----             --------                      ---------------    --------
(1)Jun Zhou         2001              2 No. Fl. Block A             10,000,000         59.9
                                      Jianshe Building
                                      Tianjin, China

Jin Feng Hu         2001              2 No. Fl. Block A                592,000          3.5
                                      Jianshe Building
                                      Tianjin, China

(2)Steve Dadson     2001              Unit #10, 8980 Fraserwood      1,000,000          5.9
                                      Court, Burnaby, B.C.
                                      Canada V5J 5H7

(1)Edward Chen      2001              Unit #10, 8980 Fraserwood      4,000,000         23.95
                                      Court, Burnaby, B.C.
                                      Canada V5J 5H7

Richard Wang        2001              Unit #10, 8980 Fraserwood      1,000,000          5.9
                                      Court, Burnaby, B.C.
                                      Canada V5J 5H7

All Executive Officers and Directors                                13,592,000         81.4

(1) Jun Zhou is the sole shareholder of Tianjin Eastern Shipping Co. Ltd. which owns 6,000,000 shares of the Company. Jun Zhao and Edward Chen are each 50% shareholders of Tianjin Wan Fang Teda which owns 3,000,000 shares of the Company.
(2)   Shares owned in the name of his wife, Karen Dadson


                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

None of our officers and/or directors receive any compensation for their respective services rendered unto the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors.

                               PROPOSAL NUMBER 2

                       APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors has recommended Moen & Company as the independent auditors for the Company for the fiscal year ending June 30, 2002.

The Board of Directors recommends a vote "FOR" approval of Moen & Company as the Company's independent auditors for the fiscal year ending June 30, 2002.

                               PROPOSAL NUMBER 3

              APPROVAL OF OUTSIDE COUNSEL

The Board of Directors has recommended Foley & Lardner as its North American outside counsel and Xianbin Yin of Tianjin Teda Law Firm as its Chinese counsel.

It is not anticipated that representatives of Foley & Lardner or Xianbin Yin will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" approval of Foley & Lardner as the Company's North American outside counsel and Xianbin Yin of Tianjin Teda Law Firm as its Chinese counsel.

                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                     2003 ANNUAL MEETING OF SHAREHOLDERS

The 2003 Annual Meeting of Shareholders has been scheduled to take place in March 2003. Shareholder proposals for presentation at that meeting must be received by the Company by no later than November 30, 2002.

                              OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.


March 31, 2002                    By Order of the Board of Directors,


                                  Jun Zhou
                                  ----------------------------------
                                  Jun Zhou
                                  President

Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 2001, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Jun Zhou, President, Teda Technologies International Inc., Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada V5J 5H7.


                                   PROXY

                     TEDA TECHNOLOGIES INTERNATIONAL INC.

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints Steve Dadson and Jun Zhou, and each of them, with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

Type of meeting: Annual

Date of meeting: April 10, 2002


Place of meeting: Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada V5J 5H7.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxy holder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on March 20, 2002.

Dated: _________________, 2002


-----------------------------------
Signature


-----------------------------------
Print name of Shareholder

Number and class of shares held: _______________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   BALLOT

                     TEDA TECHNOLOGIES INTERNATIONAL INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                               April 10, 2002

A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)


--------------------------------------------------------------------------------
Printed name(s)

B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):


--------------------------------------------------------------------------------

C.   Number of shares being voted: _______________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

                               WRITTEN BALLOT

Election of directors for the coming year: (Vote for 5)

Nominee                     For                       Withhold
-------                     ---                       --------

Jun Zhou
Jinfeng Hu
Edward Chen
Richard Wang
Steve Dadson

Ratification of the appointment of Moen & Company as independent public accountants.

For                         Against                   Abstain
---                         -------                   -------

------------                ---------------           --------------

Ratification of the appointment of Foley & Lardner as the Company's North American outside counsel and Xianbin Yin of Tianjin Teda Law Firm as its Chinese counsel.

For                         Against                   Abstain
---                         -------                   -------

------------                ---------------           --------------



                          ALL BALLOTS MUST BE SIGNED


For Shareholders Voting in Person:


                            ----------------------------------------
                            Signature(s)

                            ----------------------------------------
                            Print name(s) exactly as on certificate


For Shares Being Voted by Proxy (attach proxy):


                            ----------------------------------------
                            Printed name of proxy holder

                            ----------------------------------------
                            Printed name(s) of holder(s) of record

                            By: ____________________________________
                                Signature of proxy holder